UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 1, 2019

AMERICOLD REALTY TRUST
AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Americold Realty Trust) Delaware (Americold Realty Operating Partnership, L.P.)	001-34723	93-0295215 01-0958815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
(678) 441-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust:                         Emerging growth company ☐
Americold Realty Operating Partnership, L.P.:                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Americold Realty Trust:             ☐

Americold Realty Operating Partnership, L.P.:    ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement
On July 1, 2019, Americold Realty Trust, a Maryland real estate investment trust (the “Company”), as the sole general partner of Americold Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), executed the Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amended and Restated LPA”). Among other things, the Amended and Restated LPA establishes the terms of a new class of partnership interests designated as OP Profits Units (the “OP Profits Units”), which are intended to be issued by the Operating Partnership to persons who provide services to the Company, the Operating Partnership or any of their subsidiaries. This includes, but is not limited to, the Operating Partnership issuing OP Profits Units as part of its equity compensation program. The OP Profits Units are described below in Item 5.03.
The foregoing description of the Amended and Restated LPA is subject to and qualified in its entirety by reference to the Amended and Restated LPA, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective July 1, 2019, the Company, as the sole general partner of the Operating Partnership, executed the Amended and Restated LPA designating the rights, preferences and privileges of OP Profits Units. An OP Profits Unit represents a fractional undivided share of an ownership interest in the Operating Partnership. Subject to the terms of the Amended and Restated LPA and any additional restrictions included in the grant agreement relating to such OP Profits Units, holders of OP Profits Units will be entitled to distributions, if any, made by the Operating Partnership with respect to the OP Profits Units. Subject to certain conditions, once vested, OP Profits Units may be converted into common units of the Partnership (“Common Units”). Holders of OP Profits Units have similar voting rights as holders of Common Units, with the OP Profits Units voting as a single class with the Common Units and having one vote per OP Profits Unit. The OP Profits Units utilized as part of the Operating Partnership’s equity compensation plan will be issued pursuant to the Company’s 2017 Equity Incentive Plan, dated as of January 23, 2018, and filed as Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2018, and which is incorporated herein by reference.
The information about the Amended and Restated LPA under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. A copy of the Amended and Restated LPA is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
3.1        Amended and Restated LPA of the Operating Partnership

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 2, 2019

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name: Marc Smernoff
Title: Chief Financial Officer and Executive Vice President